Exhibit 10.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-12256 and 333-81300) of our report, dated October 4, 2006 related to the consolidated financial statements of InfoVista S.A., included in its Annual Report on Form 20-F for the year ended June 30, 2006 filed with the Securities and Exchange Commission.
October 4, 2006
Paris-La Défense, France

/s/ Jean-Yves Jéqourel Ernst & Young Audit
Represented by Jean-Yves Jégourel